UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2014

EPL Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16179	72-1409562
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam Street, Suite 1600 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(713) 228-0711

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 21, 2014, EPL Oil & Gas, Inc. (“EPL”) issued a press release announcing that EPL was the high bidder on 21 leases at the Central Gulf of Mexico Lease Sale 231 held on Wednesday, March 19, 2014. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1*	Press Release dated March 21, 2014, issued by EPL

*	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2014

EPL Oil & Gas, Inc.

By:	/s/ David P. Cedro
David P. Cedro Senior Vice President, Chief Accounting Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release dated March 21, 2014, issued by EPL

*	Furnished herewith